Exhibit 99.1

Cautionary Note Regarding Forward-Looking Information

This information includes “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning Cooper-Standard Holdings Inc.’s (the “Company”) plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends, and other information that is not historical information. When used herein the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon the Company’s expectations and various assumptions. The Company’s expectations, beliefs, and projections are expressed in good faith and the Company believes there is a reasonable basis for them. However, no assurances can be made that these expectations, beliefs and projections will be achieved. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements. These risks and uncertainties and other important factors include, but are not limited to, those described under the heading “Risk Factors” in the Company’s most recent annual report on Form 10-K under Item 1A of Part 1 and in the Company’s most recent quarterly report on Form 10-Q under Item 1A of Part II, each as filed with the U.S. Securities and Exchange Commission, and those described in filings made by the Company with the U.S. Bankruptcy Court for the District of Delaware. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf apply only as of the date of the set forth herein, and are expressly qualified in their entirety by the cautionary statements included herein. The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Financial Projections and Forecasts

Included herein is certain material non-public information, including certain projections and forecasts (such information, the “Material Nonpublic Information”). The forecasts and projections contained in the Material Nonpublic Information do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the forecasts and projections contained in the Material Nonpublic Information and, accordingly, do not express an opinion or any other form of assurance with respect to such information. The forecasts and projections contained in the Material Nonpublic Information are subjective in many respects and contain numerous estimates and assumptions made by management of the Company with respect to its financial condition, business and industry performance, general economic, market and financial conditions and other matters, all of which are difficult to predict, and many of which are beyond the Company’s control. Accordingly, there can be no assurance that the estimates and assumptions made in preparing the forecasts and projections contained in the Material Nonpublic Information will prove accurate or that the forecasts and projections will be realized. Investors are cautioned that the forecasts and projections contained in the Material Nonpublic Information were prepared as of a date prior to the date hereof using information available at that time and that estimates, assumptions and the results set forth in the forecasts and projections would differ, perhaps materially, in certain respects if prepared with more current information. In addition, it is expected that there will be differences between actual and projected results, and the differences may be material. The disclosure made hereby of the forecasts and projections contained in the Material Nonpublic Information should not be regarded as an indication that the Company or its affiliates or representatives consider the forecasts and projections to be a reliable prediction of future events, and they should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate performance of the Company compared to the forecasts and projections, and none of them undertakes any obligation to publicly update this information to reflect circumstances existing after the date when the forecasts and projections were made or to reflect the occurrence of future events, even in the event that any or all of the estimates or assumptions underlying the forecasts and projections are shown to be in error.

Financial Projections Summary

($ in millions)

	2009				2010
	1Q-A	2Q-A	3Q-A	4Q-E	1Q-E	2Q-E	3Q-E	4Q-E	2011-E	2012-E
LTM Revenue	$2,240.3	$1,922.7	$1,840.9	$1,924.2	$2,030.5	$2,127.8	$2,116.7	$2,093.3	$2,247.0	$2,310.0
Year/Year % Change	(16.7)%	(23.1)%	(34.9)%	(25.8)%	(9.4)%	10.7%	15.0%	8.8%	7.3%	2.8%

LTM Adjusted EBITDA(a)	$150.4	$104.6	$124.2	$170.5	$187.9	$208.3	$195.0	$185.7	$230.5	$254.8
% of Revenue	6.7%	5.4%	6.7%	8.9%	9.3%	9.8%	9.2%	8.9%	10.3%	11.0%

LTM Capital Expenditures	$74.8	$58.5	$50.8	$51.6	$72.8	$88.6	$98.4	$87.5	$79.4	$79.7
% of Revenue	3.3%	3.0%	2.8%	2.7%	3.6%	4.2%	4.6%	4.2%	3.5%	3.4%

Production Volume Assumptions (units in millions)
North America				8.6				10.2	11.6	13.0
Europe				16.3				15.9	16.7	18.1

(a)	EBITDA and Adjusted EBITDA are non-GAAP financial measures. Management uses Adjusted EBITDA as a measure of the Company’s performance and believes that the inclusion of Adjusted EBITDA is appropriate to provide additional information to investors to demonstrate compliance with certain covenants under its debtor-in-possession credit facility. However, Adjusted EBITDA is not a financial measure recognized under GAAP, and when analyzing the Company’s operating performance, investors should use Adjusted EBITDA in addition to, and not as an alternative for, net income (loss) or any other financial performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company’s liquidity, or as a measure of free cash flow for management’s discretionary use as it does not consider certain cash requirements such as interest payments, tax payments, debt service requirements and capital expenditures. The Company’s use of Adjusted EBITDA has limitations as an analytical tool, and it should not be considered in isolation, or as a substitute for, analysis of the Company’s results of operations as reported under GAAP. Because not all companies use identical calculations, the presentation of Adjusted EBITDA included herein may not be comparable to similarly titled measures of other companies. Investors are encouraged to review the below reconciliation of historical Adjusted EBIDTA to net income (loss), which is the most directly comparable financial measure calculated and presented in accordance with GAAP. Because the Company does not predict special items that might occur in the future, and the Company’s projections and forecasts are developed at a level of detail different than that used to prepare historical Adjusted EBITDA, the Company does not provide reconciliations of its forward-looking and projected Adjusted EBITDA to net income (loss).

The following table provides a reconciliation of Adjusted EBITDA to net (loss) income, which is the most directly comparable financial measure calculated and presented in accordance with GAAP, for the periods presented above and for the three months ended March 31, June 30 and September 30, 2009 and for the nine months ended September 30, 2009 ($ in thousands):

	Three Months Ended			Nine Months Ended	Twelve Months Ended
	March 31,	June 30,	September 30,	September 30,	March 31,	June 30,	September 30,
	2009
Net (loss) income	$(54,966)	$(349,340)	$10,848	$(393,459)	$(192,089)	$(553,016)	$(509,573)
Restructuring	22,572	5,920	4,378	32,870	58,498	63,171	54,069
Provision (benefit) for income tax expense	(3,825)	(31,287)	3,773	(31,339)	18,252,	(19,555)	(14,787)
Interest expense, net of interest income	21,097	20,621	11,914	53,632	89,776	87,014	75,250
Depreciation and amortization	30,079	32,078	25,969	88,126	134,375	131,237	122,026

EBITDA (excluding restructuring)	14,957	(322,008)	56,882	(250,169)	108,812	(291,148)	(273,015)

Investment exchange	(540)	(2,385)	(5,464)	(8,389)	65	(2,262)	(8,019)
Bond repurchase	—	(9,096)	—	(9,096)	—	(9,096)	(9,096)
Canadian severance	951	—	—	951	2,772	2,772	2,772
Impairment	—	362,699	—	362,699	33,369	396,068	396,068
APA exchange	—	754	(3,389)	(2,634)	—	754	(2,634)
Project Comet	—	1,763	10,337	12,100	—	1,763	12,100
Guyoung write down	—	—	—	—	2,669	2,669	2,669
Non cash stock options	—	—	—	—	1,234	1,234	1,234
Unrealized exchange / other*	—	—	216	215	1,367	1,967	2,183

Adjusted EBITDA (excluding restructuring)	$15,368	$31,727	$58,582	$105,677	$150,288	$104,721	$124,262

*	Other includes integration, French social plan, and other one-off items.